UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                          Date of Report: June 07, 2004

                                 CYTOMEDIX, INC.
             (Exact name of registrant as it appears in its charter)

          Delaware                      0-28443                  23-3011702
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation                                      Indentification No.)

                         1523 South Bowman Rd., Suite A,
                           Little Rock, Arkansas 72211
              (Address of principal executive offices and zip code)


                                 (501) 219-2111
              (Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

      On June 7, 2004, Cytomedix, Inc. issued the attached press release announcing that its board of directors had appointed Mr. Mark T. McLoughlin to fill a vacancy on the company's board of directors. The press release is filed as Exhibit 99.1 and incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following Exhibit is filed with this Current Report on Form
8-K:

Exhibit No.       Description
-----------       -----------

Exhibit 99.1      Press Release of Cytomedix, Inc., dated June 7, 2004.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CYTOMEDIX, INC.

                                          By: /s/ William Allender
                                              ----------------------------------
                                              William Allender
                                              Chief Financial Officer


Date:  June 7, 2004